Income Taxes	10 Months Ended
Jan. 01, 2011
Income Taxes [Abstract]
Income Taxes
Q. INCOME TAXES
Significant components of the Company’s deferred tax assets and liabilities at the end of each fiscal year were as follows:

(Millions of Dollars)	2010	2009
Deferred tax liabilities:
Depreciation	$42.3	$63.8
Amortization of intangibles	778.8	153.2
Liability on undistributed foreign earnings	442.9	—

(Millions of Dollars)	2010	2009
Discharge of indebtedness	15.5	15.5
Inventories	19.0	4.7
Other	65.8	13.5

Total deferred tax liabilities	$1,364.3	$250.7
Deferred tax assets:
Employee benefit plans	$329.0	$79.0
Doubtful accounts	12.1	12.0
Accruals	147.2	12.1
Restructuring charges	30.1	13.0
Debt amortization	33.5	—
Operating and capital loss carry forwards	330.6	27.7
Other	47.7	53.2

Total deferred tax assets	$930.2	$197.0
Net Deferred Tax Liabilities before Valuation Allowance	$434.1	$53.7

Valuation allowance	$265.8	$24.4

Net Deferred Tax Liabilities after Valuation Allowance	$699.9	$78.1

Net operating loss carry forwards of $787.9 million as of January 1, 2011, are available to reduce future tax obligations of certain U.S. and foreign companies. The net operating loss carry forwards have various expiration dates beginning in 2011 with certain jurisdictions having indefinite carry forward periods. The U.S. federal capital loss carry forward of $85.1 million and U.S. foreign tax credit carry forwards of $11 million expire in 2015 and 2019, respectively.
A valuation allowance is recorded on certain deferred tax assets if it has been determined it is more likely than not that all or a portion of these assets will not be realized. We have recorded a valuation allowance of $265.8 million and $24.4 million for deferred tax assets existing as of January 1, 2011 and January 2, 2010, respectively. During 2010, the valuation allowance increased by $241.4 million principally due to the inclusion of Black & Decker during the year. The valuation allowance is primarily attributable to foreign and state net operating loss carry forwards and a U.S. federal capital loss carry forward.
The classification of deferred taxes as of January 1, 2011 and January 2, 2010 is as follows:

	2010		2009
	Deferred	Deferred	Deferred	Deferred
	Tax Asset	Tax Liability	Tax Asset	Tax Liability
Current	$(112.8)	$40.3	$(15.3)	$6.4
Non-current	(128.7)	901.1	(33.4)	120.4

Total	$(241.5)	$941.4	$(48.7)	$126.8

Income tax expense (benefit) attributable to continuing operations consisted of the following:

(Millions of Dollars)	2010	2009	2008
Current:
Federal	$(74.7)	$(1.0)	$27.0
Foreign	107.0	21.1	38.0
State	4.7	7.1	8.7

Total current	$37.0	$27.2	$73.7
Deferred:
Federal	$37.5	$34.4	$(0.9)
Foreign	(31.8)	(5.0)	2.8
State	(3.8)	(2.1)	(3.1)

Total deferred	1.9	27.3	(1.2)

Income taxes on continuing operations	$38.9	$54.5	$72.5

Net income taxes paid during 2010, 2009 and 2008 were $97.7 million, $58.6 million and $134.4 million, respectively. The 2010 amount includes U.S. Federal refunds of $77.4 million relating to an NOL carry back, an audit settlement and a prior year overpayment. During 2010, the Company had tax holidays in Thailand and China. Tax holidays resulted in a reduction of tax expense amounting to $2.9 million in 2010, $2.0 million in 2009 and $2.7 million in 2008. The tax holiday in Thailand expired during 2010 while the tax holiday in China expires between 2011 and 2015.
The reconciliation of the U.S. federal statutory income tax to the income taxes on continuing operations is as follows:

(Millions of Dollars)	2010	2009	2008
Tax at statutory rate	$83.0	$99.2	$102.6
State income taxes, net of federal benefits	1.4	4.7	5.2
Difference between foreign and federal income tax	(81.7)	(27.5)	(32.4)
Tax accrual reserve	7.3	(8.3)	2.5
Audit settlements	(36.0)	(8.8)	(3.0)
Unbenefited tax losses	12.4	—	1.2
Foreign dividends and related items	7.8	—	.5
Merger related amortization tax rate differential	8.7	—	—
Non-deductible merger related costs	50.1	4.9	—
Change in deferred tax liabilities on undistributed foreign earnings	(10.6)	—	—
Statutory income tax rate change	1.5	(0.1)	(0.4)
Other-net	(5.0)	(9.6)	(3.7)

Income taxes on continuing operations	$38.9	$54.5	$72.5

The components of earnings from continuing operations before income taxes consisted of the following:

(Millions of Dollars)	2010	2009	2008
United States	$(182.7)	$115.1	$94.8
Foreign	419.8	168.2	198.4

Earnings from continuing operations before income taxes	$237.1	$283.3	$293.2

Concurrent with the Merger, the Company has made a determination to repatriate $1,636.1 million of legacy Black & Decker foreign earnings, on which U.S. income taxes had not previously been provided. As a result of this repatriation decision, in conjunction with the purchase accounting under ASC 805, the Company has recorded deferred tax liabilities of approximately $442.9 million. All other undistributed foreign earnings of the Company at January 1, 2011, in the amount of $1,916.3 million, are considered to be permanently reinvested, consistent with the Company’s overall growth strategy internationally, including acquisitions and long-term financial objectives. No provision has been made for taxes that might be payable upon remittance of these undistributed foreign earnings and determination of the amount of any unrecognized deferred tax liability is not practical.
The Company’s liabilities for unrecognized tax benefits relate to U.S. and various foreign jurisdictions. The following table summarizes the activity related to the unrecognized tax benefits:

(Millions of Dollars)	2010	2009	2008
Balance at beginning of year	$30.3	$47.8	$49.1
Adjustment for 2010 Merger and acquisitions	318.1	—	—
Additions based on tax positions related to current year	18.4	1.4	5.6
Additions based on tax positions related to prior years	0.7	2.3	7.7
Reductions based on tax positions related to prior years	(36.3)	(10.6)	(5.9)
Settlements	(41.0)	(2.3)	—
Statute of limitations expirations	(16.6)	(8.3)	(8.7)

Balance at end of year	$273.6	$30.3	$47.8

The gross unrecognized tax benefits at January 1, 2011 and January 2, 2010 includes $228 million and $26.1 million, respectively, of tax benefits that, if recognized, would impact the effective tax rate. The liability for potential penalties and interest related to unrecognized tax benefits was decreased by $6.5 million in 2010, decreased by $1.2 million in 2009 and increased by $1.3 million in 2008. The liability for potential penalties and interest totaled $40.5 million as of January 1, 2011 and $4.4 million as of January 2, 2010. The Company classifies all tax-related interest and penalties as income tax expense. During the second quarter 2010, the Company recognized a tax benefit of $36 million attributable to a favorable settlement of certain tax contingencies, due to a change in facts and circumstances that did not exist at the acquisition date related to the resolution of a legacy Black & Decker income tax audit.
The Company considers many factors when evaluating and estimating our tax positions and the impact on income tax expense, which may require periodic adjustments and which may not accurately anticipate actual outcomes. It is reasonably possible that the amount of the unrecognized benefit with respect to certain of our unrecognized tax positions will significantly increase or decrease within the next 12 months. These changes may be the result of settlement of ongoing audits or final decisions in transfer pricing matters. At this time, an estimate of the range of reasonably possible outcomes is $3 million to $8 million.
The Company is subject to the examination of its income tax returns by the Internal Revenue Service and other tax authorities. For The Black & Decker Corporation, tax years 2004 and 2005 have been settled with the Internal Revenue Service as of January 1, 2011, tax years 2006 and 2007 are under current audit. For Stanley Black & Decker, Inc. tax years 2007 and forward remain subject to Internal Revenue Service examination. The Company also files many state and foreign income tax returns in jurisdictions with varying statutes of limitations. Tax years 2007 and forward generally remain subject to examination by most state tax authorities. In significant foreign jurisdictions, tax years 2002 and forward generally remain subject to examination, while in Germany tax years 1999 and forward remain subject to examination.